UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2012

Openwave Systems Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16073	94-3219054
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Seaport Boulevard Redwood City, California 94063
(Address of Principal Executive Offices) (Zip Code)

(650) 480-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 12, 2012, Openwave Systems Inc. (the “Company”) entered into an Amended and Restated Change of Control Severance Agreement (a “Severance Agreement”) with each of Anne K. Brennan, Sean MacNeill and John P. Giere (each, an “Executive”). Ms. Brennan’s Severance Agreement (the “Severance Agreement for the Holding Company”) relates to the disposition of both the Messaging Business Unit and Mediation Business Unit (as such terms are defined in the Severance Agreement for the Holding Company) of the Company, Mr. MacNeill’s Severance Agreement (the “Severance Agreement for the Messaging Business Unit”) relates to the disposition of the Company’s Messaging Business Unit (as such term is defined in the Severance Agreement for the Messaging Business Unit) and Mr. Giere’s Severance Agreement (the “Severance Agreement for the Mediation Business Unit”) relates to the disposition of the Company’s Mediation Business Unit (as such term is defined in the Severance Agreement for the Mediation Business Unit). Each of the Severance Agreements with the Executives provide for, among other things and subject to certain conditions, the following compensation arrangements in the event the employment of the Executive is terminated as a result of Involuntary Termination (as defined in the applicable Severance Agreement), and the termination is within a two-month period before or an 18-month period after a Change of Control (as defined in the applicable Severance Agreement):

•

all of the unvested equity awards held by the Executive will automatically be accelerated in full so as to become immediately and completely vested and no longer subject to any contractual restrictions;

•	a lump sum cash payment equal to 1.5 times the Executive’s then current annual base salary and target annual bonus; and

•	insurance benefit coverage for medical, dental and vision for a period of up to 18 months for the Executive and the Executive’s eligible dependents or other qualified beneficiaries.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Form of Amended and Restated Change of Control Severance Agreement for the Holding Company

10.2	Form of Amended and Restated Change of Control Severance Agreement for the Messaging Business Unit

10.3	Form of Amended and Restated Change of Control Severance Agreement for the Mediation Business Unit

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Openwave Systems Inc.

	By:	/s/ Elizabeth K. Rushforth
Dated: January 19, 2012	Name:	Elizabeth K. Rushforth
	Title:	Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

10.1	Form of Amended and Restated Change of Control Severance Agreement for the Holding Company

10.2	Form of Amended and Restated Change of Control Severance Agreement for the Messaging Business Unit

10.3	Form of Amended and Restated Change of Control Severance Agreement for the Mediation Business Unit